UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2022

Transportation and Logistics Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34970	26-3106763
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Military Trail, Suite 22-357

Jupiter, Florida 33458

(Address of Principal Executive Offices)

(833) 764-1443

(Issuer’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward Looking Statements

Statements in this report regarding Transportation and Logistics Systems, Inc. (the “Company”) that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including, but not limited to, financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not directly or exclusively relate to historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “intend,” “plan,” “goal,” “seek,” “strategy,” “future,” “likely,” “believes,” “estimates,” “projects,” “forecasts,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology. These include, but are not limited to, statements relating to future events or our future financial and operating results, plans, objectives, expectations, and intentions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not be achieved. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they represent our intentions, plans, expectations, assumptions, and beliefs about future events and are subject to known and unknown risks, uncertainties and other factors outside of our control that could cause our actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks described above, these risks and uncertainties include: our ability to successfully execute our business strategies, including integration of acquisitions and the future acquisition of other businesses to grow our company; customers’ cancellation on short notice of master service agreements from which we derive a significant portion of our revenue or our failure to renew such master service agreements on favorable terms or at all; our ability to attract and retain key personnel and skilled labor to meet the requirements of our labor-intensive business or labor difficulties which could have an effect on our ability to bid for and successfully complete contracts; the ultimate geographic spread, duration and severity of the coronavirus outbreak and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or ameliorate its effects; our failure to compete effectively in our highly competitive industry could reduce the number of new contracts awarded to us or adversely affect our market share and harm our financial performance; our ability to adopt and master new technologies and adjust certain fixed costs and expenses to adapt to our industry’s and customers’ evolving demands; our history of losses, deficiency in working capital and stockholders’ equity and our ability to achieve sustained profitability; remaining weaknesses in our internal control over financial reporting and our ability to maintain effective controls over financial reporting in the future; our remaining liabilities and indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations; unanticipated and materially adverse developments in our few remaining litigations; the impact of new or changed laws, regulations or other industry standards that could adversely affect our ability to conduct our business; and changes in general market, economic and political conditions in the United States and global economies or financial markets, including those resulting from natural or man-made disasters.

These forward-looking statements represent our estimates and assumptions only as of the date of this report and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. Given these uncertainties, you should not place undue reliance on these forward-looking statements and should consider various factors, including the risks described, among other places, in our most recent Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the Securities and Exchange Commission.

Item 1.01 Entry into a Material Definitive Agreement.

Transportation and Logistics Systems, Inc. (OTCQB: TLSS), (“TLSS” or the “Company”), a logistics service provider, announced that, on May 23, 2022, its wholly-owned subsidiary, TLSS Acquisition, Inc. (the “Acquisition Sub”), entered into a stock purchase agreement dated as of May 23, 2022 (“SPA”), to acquire all of the outstanding stock of Freight Connections, Inc., a New Jersey-based full service logistics provider specializing in pickup, warehousing and delivery services in the tri-state area (“Freight Connections”).

Freight Connections is a full-service transportation business that has been in operation for approximately 10 years providing transportation, warehousing, consolidating, distribution, and local cartage services to a diverse base of more than 500 commercial accounts.

It utilizes its own fleet of trucks, warehouse/driver/office personnel and on-call independent contractors from its three convenient and secure New Jersey locations comprising approximately 200,000 square feet of warehouse space, allowing it to pick-up and deliver throughout the tri-state area.

The SPA provides for a purchase price equal to approximately $7,000,000 based upon the following formula: five (5) times verifiable twelve (12) months trailing earnings before interest, taxes, depreciation and amortization (“EBITDA”), to be adjusted to exclude any selling shareholder-related or one-time expenses, plus or minus, as applicable, the excess or deficiency of Freight Connections’ net working capital at closing as compared to a target equal to the average month-end net working capital for each of the 12 months prior to Closing.

The Total Consideration will be payable as follows: (i) $4,000,000 payable in cash, at Closing; (ii) a secured, 4-yr. 5% promissory note in the amount of $500,000, subject to reduction for any debt assumed by the buyer, and convertible after a year at the holder’s option into TLSS common stock at the average closing price of such common stock on the five trading days prior to Closing; and (iii) the balance in common stock of TLSS, but net working capital adjustment in cash.

The sole selling shareholder of Freight Connections will also enter into an employment agreement to continue with the company and a non-competition agreement.

The transaction is scheduled to close approximately 60 days after the execution of Agreement, subject to the completion of satisfactory due diligence by TLSS to confirm the accuracy of all of Freight Connection’s representations and warranties in the SPA and that Freight Connections has not suffered a material adverse change in its business, and also subject to Freight Connections’ procuring an acceptable landlord’s consent to Freight Connections’ assignment of the leases for its warehouse operating facilities to the Acquisition Sub, and also subject to TLSS’s securing financing for the cash portion of the acquisition.

The Company’s primary strategy has been to become a leader in the transportation industry in providing on-time, high-quality pick-up, transportation and delivery services. The Company expects to accomplish this goal, in part, by pursuing strategic acquisitions as a means of adding new markets in the United States, expanding its transportation and logistics service offerings, adding talented management and operational employees, expanding and upgrading its technology platform and developing operational best practices. Moreover, one factor in assessing acquisition opportunities is the potential for subsequent organic growth post-acquisition.

The Company believes that the acquisition of Freight Connections is an excellent fit with its current business given its demographic location, services offered, and diversified customer base, and given that it would provide the Company with a long-standing, well-run profitable operation. Furthermore, the Company believes that, because Freight Connections is strategically based in New Jersey and serves the tri-state area, organic growth opportunities will be available for expanding its footprint into the Company’s primary base of operations near New York’s JFK Airport, as well as efficiencies that could be derived by leveraging the Company’s existing Cougar Express subsidiary’s operational capabilities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1+	Stock Purchase and Sale Agreement, dated as of May 23, 2022, between TLSS Acquisition, Inc. (a wholly owned subsidiary of the Company) and Freight Connections, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Disclosure Schedules and other related Schedules are omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2022	TRANSPORTATION AND LOGISTICS SYSTEMS, INC.

	By:	/s/ Sebastian Giordano
	Name:	Sebastian Giordano
	Title:	Chief Executive Officer